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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 31, 2001

                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


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Item 5.           Other Events
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                           On May 23, 2001, The Kroger Co. executed a 364-Day
                           Credit Agreement and a Five-Year Credit Agreement, both among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, The Chase Manhattan Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, and The Bank of New York, as Co-Syndication Agents. A copy of the 364-Day Credit Agreement is attached hereto as Exhibit 99.1 and a copy of the Five-Year Credit Agreement is attached hereto as
                           Exhibit 99.2.

Item 7.           Financial Statements, Pro Forma Financial Information and
-------           ---------------------------------------------------------
                  Exhibits
                  --------

                           (c)      Exhibits:

                                    99.1     364-Day Credit Agreement among the
                                             Company, the Initial Lenders named
                                             therein, Citibank, N.A., as
                                             Administrative Agent and as Paying
                                             Agent, The Chase Manhattan Bank, as
                                             Administrative Agent, and Bank of
                                             America, N.A., Bank One, NA, and
                                             The Bank of New York, as
                                             Co-Syndication Agents.

                                    99.2     Five-Year Credit Agreement among
                                             the Company, the Initial Lenders
                                             named therein, Citibank, N.A., as
                                             Administrative Agent and as Paying
                                             Agent, The Chase Manhattan Bank, as
                                             Administrative Agent, and Bank of
                                             America, N.A., Bank One, NA, and
                                             The Bank of New York, as
                                             Co-Syndication Agents.






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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            THE KROGER CO.



May 31, 2001                                By: (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                   and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                                     Exhibit
-----------                                     -------

   99.1 364-Day Credit Agreement among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, The Chase Manhattan Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, and The Bank of New York, as Co-Syndication Agents.

   99.2 Five-Year Credit Agreement among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, The Chase Manhattan Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, and The Bank of New York, as Co-Syndication Agents.